UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22011

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	October 31,

Date of reporting period:	April 30, 2015

Item 1 - Report to Shareholders

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

Directors

Frank L. Bowman

Michael Bozic

Kathleen A. Dennis

Nancy C. Everett

Jakki L. Haussler

James F. Higgins

Dr. Manuel H. Johnson

Joseph J. Kearns

Michael F. Klein

Michael E. Nugent

W. Allen Reed

Fergus Reid

Officers

Michael E. Nugent

Chairperson of the Board

John H. Gernon

President and Principal
Executive Officer

Stefanie V. Chang Yu

Chief Compliance Officer

Joseph C. Benedetti

Vice President

Francis J. Smith

Treasurer and Principal Financial Officer

Mary E. Mullin

Secretary

Adviser and Administrator

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, New York 10036

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Stockholder Servicing Agent

Computershare Trust Company, N.A.

211 Quality Circle, Suite 210

College Station, Texas 77845

Legal Counsel

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call toll free 1 (800) 231-2608 or visit our website at www.morganstanley.com/im. All investments involve risks, including the possible loss of principal.

© 2015 Morgan Stanley.

CEEDDSAN
1208776 EXP 6.30.16

INVESTMENT MANAGEMENT

Morgan Stanley
Investment Management Inc.
Adviser

Morgan Stanley
Emerging Markets Domestic Debt Fund, Inc.
NYSE: EDD

Semi-Annual Report

April 30, 2015

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2015

Table of Contents

Letter to Stockholders	3
Portfolio of Investments	6
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Statement of Cash Flows	13
Financial Highlights	14
Notes to Financial Statements	15
Portfolio Management	26
Investment Policy	27
Dividend Reinvestment Plan	32
U.S. Privacy Policy	33

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2015

Letter to Stockholders (unaudited)

Performance

For the six months ended April 30, 2015, the Morgan Stanley Emerging Markets Domestic Debt Fund, Inc. (the "Fund") had total returns of -14.96%, based on net asset value, and -15.32% based on market value per share (including reinvestment of distributions), compared to its benchmark, the J.P. Morgan Government Bond Index — Emerging Markets Global Diversified Index (the "Index")*, which returned -8.24%. On April 30, 2015, the closing price of the Fund's shares on the New York Stock Exchange was $9.67, representing a 12.9% discount to the Fund's net asset value per share. Past performance is no guarantee of future results.

Factors Affecting Performance

•  A strong U.S. dollar, European politics, central bank policies, volatile energy prices, and idiosyncratic issues, such as the Brazilian corruption probe and the conflict in Ukraine, dominated headlines in the period. Emerging market (EM) fixed income performance was mixed in the period, as falling U.S. Treasury yields aided dollar-denominated bond performance but exacerbated EM currency weakness versus the U.S. dollar, which hurt performance of EM domestic debt. The ongoing negotiations between Greece and European lenders added volatility to financial markets as investors priced in the possibility that Greece could exit the eurozone and/or restructure its debt. Responding to weak growth and falling inflation, the European Central Bank (ECB) announced in January that it would begin a potentially open-ended quantitative easing program (QE) at amounts higher than the market anticipated, driving a rally in both developed and emerging European fixed income assets. Despite stabilization in energy prices over the first quarter of 2015, the overall lower level of prices accelerated global dis-inflation trends and provided flexibility for central banks and governments to respond to weaker economic growth with interest rate cuts and subsidy reforms. While lowering inflation expectations, energy prices also pressured the fiscal outlook for oil-producing companies and countries, leading to downgrades in the credit ratings of Russia, Venezuela, Ghana, and Nigeria.

•  The EM domestic debt market, as measured by the Index, fell -8.24% in U.S. dollar terms, as EM currencies (in aggregate) weakened -11.03% versus the U.S. dollar, but returned +2.79% in local terms.i Turkey and Brazil were the worst-performing countries in the domestic debt market, driven primarily by currency weakness versus the U.S. dollar. Despite a stabilization in energy prices during 2015 following a 50% drop in oil prices during 2014, currencies of oil-exporting nations were pressured, which weighed on the performance of Nigeria, Russia, and Colombia.ii These countries underperformed the broader market during the period. Energy-importing countries, such as Thailand and Indonesia, benefited from reduced inflationary pressure and were able to respond to weaker growth by cutting interest rates, which supported local bond prices and aided their outperformance. The ECB's QE announcement also impacted EM economies which are tightly linked to the eurozone, such as Romania, Poland, and Hungary, which all saw their bond yields fall, leading to their outperformance of the market.

•  During the period, the Fund benefited from an underweight currency and duration position in Nigeria, as well as an overweight position in the Philippines. An overweight position in the Colombian peso and security selection in Colombia also contributed to relative performance.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2015

Letter to Stockholders (unaudited) (cont'd)

•  Broadly, the use of leverage was detrimental to performance as underlying market performance was negative in the period. Currency positions were the primary detractor from relative performance, accounting for the majority of underperformance, as EM currencies weakened over 11% versus the U.S. dollar. Specifically, overweight currency positions in Russia, Mexico, Brazil, Turkey, South Africa, Poland, Hungary, Indonesia, Peru, and Malaysia detracted from relative performance, as did duration positioning in Russia, South Africa, Indonesia, Peru, and Thailand.

Management Strategies

•  As long as global deflationary pressures stay contained, we expect the U.S. and the U.K. policy makers to continue their withdrawal of monetary stimulus, in sync with a cyclical recovery in economic activity. While U.S. monetary tightening expectations could trigger another bout of volatility in emerging markets, faster developed market (primarily in the U.S. and U.K.) growth could be supportive of EM growth in the medium term. In addition, the ECB's ongoing QE and continued dovish stances by the Bank of Japan (BOJ) and the central bank of China (PBOC) may support EM economies and could partially offset the effects of a less accommodative U.S. monetary policy.

•  The primary risks that we continue to monitor are the path of Chinese economic growth and policy, a faltering in the rebound of commodity prices, the potential for rising interest rates in the U.S., and ongoing geopolitical events in Europe and the Middle East. Ongoing program negotiations between Greece and European lenders and the possibility of a default or eurozone exit by Greece remains a risk. Even with oil prices rebounding, a slowing China will likely continue to weigh on commodity prices and commodity-exporting economies, while, conversely, reducing fiscal and inflationary pressures on commodity-importing countries. Such a scenario may provide opportunities to benefit from the diverging economic trajectories. Divergence in the G3 (U.S., U.K., and Japan) monetary policy path remains supportive of a long U.S. dollar bias if U.S. economic indicators recover.

•  We distinguish between three broad groups of EM countries. The first group includes those dependent largely on the direction of U.S. Federal Reserve (Fed) policy, such as Mexico, Colombia, Chile and EM Asia. An early Fed rate hike and large foreign ownership levels of their domestic debt markets make these markets especially vulnerable to sharp adjustments. We expect the first Fed rate hike in the third quarter of this year and note that the risk for a "Taper Tantrum II" has been reduced by more dovish Fed communications. A second group is tightly-linked to the ECB and QE, and includes most of Central Europe and Turkey. A final group of EM countries trade mostly on their own idiosyncratic drivers, including Brazil, Russia, China, Venezuela, Ukraine, and Nigeria. In the latter group, we note that Brazil offers the highest real interest rates in EM local markets, while in the midst of a corruption scandal and fiscal adjustment process. We believe these groupings allow for active management opportunities, providing us the chance to pick potential winners and losers more effectively. We remain marginally cautious on

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2015

Letter to Stockholders (unaudited) (cont'd)

domestic debt, even after the broad-based weakness in EM currencies versus the U.S. dollar, as the macroeconomic adjustment towards higher real rates and lower current account deficits has not reached its full conclusion in our opinion.

Sincerely,

John H. Gernon
President and Principal Executive Officer  May 2015

*J.P. Morgan Government Bond Index — Emerging Markets Global Diversified Index tracks local currency government bonds issued by emerging markets. It is not possible to invest directly in an Index.

i Source: J.P. Morgan and Bloomberg L.P.

ii Source: Bloomberg L.P.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2015

Portfolio of Investments (unaudited)

(Showing Percentage of Total Value of Investments)

	Face Amount (000)		Value (000)
FIXED INCOME SECURITIES (99.0%)
Brazil (10.7%)
Sovereign (10.7%)
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/1/17 - 1/1/25	BRL	389,500	$115,772
Chile (0.7%)
Sovereign (0.7%)
Chile Government International Bond, 5.50%, 8/5/20	CLP	4,665,000	8,189
Colombia (8.9%)
Sovereign (8.9%)
Colombia Government International Bond, 7.75%, 4/14/21	COP	29,000,000	13,776
9.85%, 6/28/27		46,000,000	25,414
12.00%, 10/22/15		11,000,000	4,773
Colombian TES, 10.00%, 7/24/24		75,500,000	38,764
Financiera de Desarrollo Territorial SA Findeter, 7.88%, 8/12/24 (a)		31,492,000	13,472
			96,199
Hungary (5.2%)
Sovereign (5.2%)
Hungary Government Bond, 5.50%, 6/24/25	HUF	4,900,000	21,166
7.50%, 11/12/20		7,680,000	34,850
			56,016
Indonesia (8.6%)
Sovereign (8.6%)
Barclays Bank PLC, Indonesia Government Bonds, Credit Linked Notes, 10.00%, 7/17/17 (a)(b)	IDR	360,000,000	29,205
Credit Suisse, Indonesia Government Bonds, Credit Linked Notes, 10.00%, 7/17/17		154,683,530	12,549
Deutsche Bank AG, Indonesia Government Bond, Credit Linked Notes, 11.00%, 12/15/20 (a)(b)		60,000,000	5,339
	Face Amount (000)		Value (000)
Indonesia Treasury Bond, 8.38%, 3/15/34	IDR	252,600,000	$20,217
JPMorgan Chase Bank, London, Indonesia Government Bonds, Credit Linked Notes, 8.25%, 7/17/21		135,000,000	10,701
10.00%, 7/19/17 (b)		192,525,000	15,619
			93,630
Malaysia (10.4%)
Sovereign (10.4%)
Malaysia Government Bond, 3.48%, 3/15/23	MYR	49,480	13,555
4.18%, 7/15/24		343,900	98,878
			112,433
Mexico (11.3%)
Sovereign (11.3%)
Mexican Bonos, 6.50%, 6/10/21	MXN	607,685	41,563
7.50%, 6/3/27		72,585	5,273
8.50%, 5/31/29		290,400	22,922
Petroleos Mexicanos (Units), 7.65%, 11/24/21 (a)(c)		791,300	53,374
			123,132
Peru (4.3%)
Sovereign (4.3%)
Peru Government Bond, 5.70%, 8/12/24	PEN	44,037	13,899
Peruvian Government International Bond, (Units) 5.70%, 8/12/24 (a)(c)		66,501	20,989
8.20%, 8/12/26 (c)		32,110	12,021
			46,909
Philippines (1.4%)
Sovereign (1.4%)
Philippine Government International Bond, 4.95%, 1/15/21	PHP	648,000	15,628
Poland (9.3%)
Sovereign (9.3%)
Poland Government Bond, 5.25%, 10/25/20	PLN	314,000	100,549

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2015

Portfolio of Investments (unaudited) (cont'd)

(Showing Percentage of Total Value of Investments)

	Face Amount (000)		Value (000)
Romania (2.5%)
Sovereign (2.5%)
Romania Government Bond, 4.75%, 2/24/25	RON	42,000	$11,920
5.90%, 7/26/17		53,290	14,803
			26,723
Russia (5.8%)
Sovereign (5.8%)
Russian Federal Bond — OFZ, 7.05%, 1/19/28	RUB	1,775,000	26,537
8.15%, 2/3/27		2,171,800	36,260
			62,797
South Africa (10.2%)
Sovereign (10.2%)
South Africa Government Bond, 6.75%, 3/31/21	ZAR	651,200	52,721
7.25%, 1/15/20		24	2
8.00%, 1/31/30		710,750	57,849
			110,572
Thailand (1.2%)
Sovereign (1.2%)
Thailand Government Bond, 3.63%, 6/16/23	THB	380,000	12,571
Turkey (8.5%)
Corporate Bond (3.2%)
Turkiye Garanti Bankasi AS, 7.38%, 3/7/18 (a)	TRY	102,980	34,701
Sovereign (5.3%)
Turkey Government Bond, 10.40%, 3/20/24		9,500	3,830
10.50%, 1/15/20		135,825	53,591
			57,421
TOTAL FIXED INCOME SECURITIES (Cost $1,297,250)			1,073,242
	Shares	Value (000)
SHORT-TERM INVESTMENT (1.0%)
Investment Company (1.0%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note F) (Cost $10,932)	10,932,016	$10,932
TOTAL INVESTMENTS (100.0%) (Cost $1,308,182) (d)		1,084,174
LIABILITIES IN EXCESS OF OTHER ASSETS		(318,801)
NET ASSETS		$765,373

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on April 30, 2015.

(c)  Consists of one or more classes of securities traded together as a unit.

(d)  Securities are available for collateral in connection with open foreign currency forward exchange contracts.

OFZ  Obilgatsyi Federal'novo Zaima (Russian Federal Loan Obligation)

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at April 30, 2015:

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase Bank NA	NGN	2,600,000	$13,065	5/4/15	USD	13,062	$13,062	$(3)
JPMorgan Chase Bank NA	NGN	2,600,000	13,065	5/4/15	USD	13,062	13,062	(3)
JPMorgan Chase Bank NA	USD	13,062	13,062	5/4/15	NGN	2,600,000	13,065	3
JPMorgan Chase Bank NA	USD	12,698	12,698	5/4/15	NGN	2,600,000	13,065	367
JPMorgan Chase Bank NA	BRL	119,500	39,662	5/5/15	USD	36,383	36,383	(3,279)

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2015

Portfolio of Investments (unaudited) (cont'd)

(Showing Percentage of Total Value of Investments)

Foreign Currency Forward Exchange Contracts: (cont'd)

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase Bank NA	BRL	97,000	$32,194	5/5/15	USD	32,402	$32,402	$208
JPMorgan Chase Bank NA	BRL	92,250	30,618	5/5/15	USD	30,073	30,073	(545)
JPMorgan Chase Bank NA	BRL	114,750	38,086	5/5/15	USD	38,332	38,332	246
JPMorgan Chase Bank NA	USD	39,057	39,057	5/5/15	BRL	114,750	38,085	(972)
JPMorgan Chase Bank NA	USD	31,095	31,095	5/5/15	BRL	97,000	32,195	1,100
JPMorgan Chase Bank NA	USD	39,918	39,918	5/5/15	BRL	119,500	39,662	(256)
JPMorgan Chase Bank NA	USD	30,816	30,816	5/5/15	BRL	92,250	30,618	(198)
JPMorgan Chase Bank NA	HUF	4,150,000	15,336	5/8/15	USD	14,997	14,997	(339)
JPMorgan Chase Bank NA	HUF	4,200,000	15,521	5/8/15	USD	15,042	15,042	(479)
JPMorgan Chase Bank NA	USD	15,314	15,314	5/8/15	HUF	4,150,000	15,336	22
JPMorgan Chase Bank NA	USD	15,468	15,468	5/8/15	ZAR	182,000	15,291	(177)
JPMorgan Chase Bank NA	ZAR	181,000	15,207	5/8/15	USD	14,864	14,864	(343)
JPMorgan Chase Bank NA	ZAR	182,000	15,291	5/8/15	USD	15,170	15,170	(121)
JPMorgan Chase Bank NA	TRY	40,000	14,918	5/15/15	USD	14,648	14,648	(270)

Foreign Currency Forward Exchange Contracts: (cont'd)

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase Bank NA	MXN	459,000	$29,873	5/26/15	USD	29,642	$29,642	$(231)
JPMorgan Chase Bank NA	USD	13,018	13,018	5/28/15	NGN	2,600,000	12,983	(35)
JPMorgan Chase Bank NA	BRL	114,750	37,711	6/2/15	USD	38,675	38,675	964
			$520,993				$516,652	$(4,341)

BRL —  Brazilian Real

CLP —  Chilean Peso

COP —  Colombian Peso

HUF —  Hungarian Forint

IDR —  Indonesian Rupiah

MXN —  Mexican Peso

MYR —  Malaysian Ringgit

NGN —  Nigerian Naira

PEN —  Peruvian Nuevo Sol

PHP —  Philippine Peso

PLN —  Polish Zloty

RON —  Romanian New Leu

RUB —  Russian Ruble

THB —  Thai Baht

TRY —  Turkish Lira

USD —  United States Dollar

ZAR —  South African Rand

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2015

Portfolio of Investments (unaudited) (cont'd)

(Showing Percentage of Total Value of Investments)

Portfolio Composition

Classification	Percentage of Total Investments
Sovereign	95.8%
Other*	4.2
Total Investments	100.0	%**

*  Industries and/or investment types representing less than 5% of total investments.

**  Does not include open foreign currency forward exchange contracts with net unrealized depreciation of approximately $4,000.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2015

Financial Statements

Statement of Assets and Liabilities	April 30, 2015 (unaudited) (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $1,297,250)	$1,073,242
Investment in Security of Affiliated Issuer, at Value (Cost $10,932)	10,932
Total Investments in Securities, at Value (Cost $1,308,182)	1,084,174
Foreign Currency, at Value (Cost $4,550)	5,079
Interest Receivable	26,337
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	2,910
Receivable for Lehman Brothers Closed Reverse Repurchase Transactions	1,933
Tax Reclaim Receivable	472
Receivable from Affiliate	1
Other Assets	105
Total Assets	1,121,011
Liabilities:
Payable for Line of Credit	347,062
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	7,251
Payable for Advisory Fees	901
Payable for Custodian Fees	165
Payable for Administration Fees	72
Payable for Professional Fees	52
Payable for Stockholder Servicing Agent Fees	1
Other Liabilities	134
Total Liabilities	355,638
Net Assets
Applicable to 68,927,884 Issued and Outstanding $0.01 Par Value Shares (100,000,000 Shares Authorized)	$765,373
Net Asset Value Per Share	$11.10
Net Assets Consist of:
Common Stock	$707
Paid-in-Capital	1,138,260
Distributions in Excess of Net Investment Income	(40,634)
Accumulated Net Realized Loss	(104,633)
Unrealized Appreciation (Depreciation) on:
Investments	(224,008)
Foreign Currency Forward Exchange Contracts	(4,341)
Foreign Currency Translations	22
Net Assets	$765,373

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2015

Financial Statements (cont'd)

Statement of Operations	Six Months Ended April 30, 2015 (unaudited) (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $31 of Foreign Taxes Withheld)	$40,927
Dividends from Security of Affiliated Issuer (Note F)	14
Total Investment Income	40,941
Expenses:
Advisory Fees (Note B)	5,924
Interest Expense on Line of Credit (Note G)	2,773
Administration Fees (Note C)	474
Custodian Fees (Note D)	353
Stockholder Reporting Expenses	82
Professional Fees	68
Directors' Fees and Expenses	12
Stockholder Servicing Agent Fees	4
Other Expenses	142
Total Expenses	9,832
Rebate from Morgan Stanley Affiliate (Note F)	(16)
Net Expenses	9,816
Net Investment Income	31,125
Realized Gain (Loss):
Investments Sold	(55,593)
Foreign Currency Forward Exchange Contracts	109
Foreign Currency Transactions	(4,297)
Net Realized Loss	(59,781)
Change in Unrealized Appreciation (Depreciation):
Investments	(114,506)
Foreign Currency Forward Exchange Contracts	(4,341)
Foreign Currency Translations	969
Net Change in Unrealized Appreciation (Depreciation)	(117,878)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(177,659)
Net Decrease in Net Assets Resulting from Operations	$(146,534)

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2015

Financial Statements (cont'd)

Statements of Changes in Net Assets	Six Months Ended April 30, 2015 (unaudited) (000)	Year Ended October 31, 2014 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$31,125	$65,959
Net Realized Loss	(59,781)	(171,943)
Net Change in Unrealized Appreciation (Depreciation)	(117,878)	23,949
Net Decrease in Net Assets Resulting from Operations	(146,534)	(82,035)
Distributions from and/or in Excess of:
Net Investment Income	(32,428)	(35,096)
Net Realized Gain	—	(36,014)
Paid-in-Capital	—	(45,611)
Total Distributions	(32,428)	(116,721)
Capital Share Transactions:
Repurchase of Shares (887,323 and 1,450,197 shares)	(10,133)	(18,795)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(10,133)	(18,795)
Total Decrease	(189,095)	(217,551)
Net Assets:
Beginning of Period	954,468	1,172,019
End of Period (Including Distributions in Excess of Net Investment Income of $(40,634) and $(39,331))	$765,373	$954,468

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2015

Financial Statements (cont'd)

Statement of Cash Flows	Six Months Ended April 30, 2015 (unaudited) (000)
Cash Flows From Operating Activities:
Proceeds from Sales and Maturities of Long-Term Investments	$339,212
Purchase of Long-Term Investments	(320,702)
Net (Increase) Decrease in Short-Term Investments	60,860
Net (Increase) Decrease in Foreign Currency Holdings	1,907
Net Realized Gain (Loss) for Foreign Currency Transactions, Foreign Currency Forward Exchange Contracts and Futures Contracts	(4,188)
Net Investment Income	31,125
Adjustments to Reconcile Net Investment Income to Net Cash Provided for (Used by) Operating Activities:
Net (Increase) Decrease in Interest Receivable	(1,000)
Net (Increase) Decrease in Receivables Related to Operations	(350)
Net Increase (Decrease) in Advisory Fees Payable	(247)
Net Increase (Decrease) in Interest Payable	14
Net Increase (Decrease) in Payables Related to Operations	107
Accretion/Amortization of Discounts and Premiums	(568)
Net Cash Provided for (Used by) Operating Activities	106,170
Cash Flows From Financing Activities:
Cash Paid for Line of Credit	(53,000)
Cash Paid for Repurchase of Shares	(10,961)
Cash Distribution Paid	(32,428)
Net Cash Provided for (Used by) Financing Activities	(96,389)
Net Increase (Decrease) in Cash	9,781
Cash at Beginning of Period	(9,781)
Cash at End of Period	$—
Supplemental Disclosure of Cash Flow Information:
Interest Paid on Line of Credit during the Period	$2,759

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2015

Financial Highlights

Selected Per Share Data and Ratios

	Six Months Ended April 30, 2015		Year Ended October 31,
	(unaudited)		2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$13.67		$16.45	$17.71	$17.34	$18.58	$16.17
Net Investment Income†	0.45		0.94	1.19	1.32	1.52	1.46
Net Realized and Unrealized Gain (Loss)	(2.57)		(2.11)	(1.48)	0.20	(1.56)	2.15
Total from Investment Operations	(2.12)		(1.17)	(0.29)	1.52	(0.04)	3.61
Distributions from and/or in excess of:
Net Investment Income	(0.47)		(0.49)	(1.00)	(1.15)	(1.20)	(1.20)
Net Realized Gain	—		(0.51)	—	—	—	—
Paid-in-Capital	—		(0.65)	—	—	—	—
Total Distributions	(0.47)		(1.65)	(1.00)	(1.15)	(1.20)	(1.20)
Anti-Dilutive Effect of Share Repurchase Program	0.02		0.04	0.03	—	—	—
Net Asset Value, End of Period	$11.10		$13.67	$16.45	$17.71	$17.34	$18.58
Per Share Market Value, End of Period	$9.67		$11.96	$14.35	$16.47	$15.87	$17.29
TOTAL INVESTMENT RETURN:
Market Value	(15.32	)%#	(5.52)%	(7.21)%	11.38%	(1.34)%	35.60%
Net Asset Value(1)	(14.96	)%#	(5.80)%	(1.08)%	9.61%	0.32%	23.83%
RATIOS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$765,373		$954,468	$1,172,019	$1,283,101	$1,255,618	$1,345,669
Ratio of Expenses to Average Net Assets	2.42	%+*	2.20%+	2.10%+	2.16%+	2.07%+	2.28%
Ratio of Expenses to Average Net Assets Excluding Interest Expense	1.74	%+*	1.63%+	1.59%+	1.59%+	1.55%+	1.62%
Ratio of Net Investment Income to Average Net Assets	7.64	%+*	6.30%+	6.72%+	7.63%+	8.36%+	8.61%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*	0.00%§	0.00%§	0.00%§	0.00%§	0.00%§
Portfolio Turnover Rate	22	%#	107%	75%	64%	100%	42%

(1)  Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

†  Per share amount is based on average shares outstanding.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2015

Notes to Financial Statements (unaudited)

The Morgan Stanley Emerging Markets Domestic Debt Fund, Inc. (the "Fund") was incorporated in Maryland on January 25, 2007 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Fund's primary investment objective is to seek a high level of current income, with a secondary investment objective of long-term capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal circumstances, at least 80% of its managed assets in emerging markets domestic debt. To the extent the Fund invests in derivative instruments that Morgan Stanley Investment Management Inc. (the "Adviser"), believes have economic characteristics similar to such securities, such investments will be counted for purposes of the Fund's policy described in the previous sentence. To the extent the Fund makes such investments, the Fund will be subject to the risk of such derivative instruments as described herein.

A.  Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker-dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities; (2) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (3) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (4) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day; and (5) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

  The Directors have the ultimate responsibility of determining the fair value of the investments. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2015

Notes to Financial Statements (unaudited) (cont'd)

provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

  The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2015

Notes to Financial Statements (unaudited) (cont'd)

significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

  The following is a summary of the inputs used to value the Fund's investments as of April 30, 2015.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Corporate Bonds	$—	$34,701	$—	$34,701
Sovereign	—	1,038,541	—	1,038,541
Total Fixed Income Securities	—	1,073,242	—	1,073,242
Short-Term Investment
Investment Company	10,932	—	—	10,932
Foreign Currency Forward Exchange Contracts	—	2,910	—	2,910
Total Assets	10,932	1,076,152	—	1,087,084
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(7,251)	—	(7,251)
Total	$10,932	$1,068,901	$—	$1,079,833

  Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of

April 30, 2015, the Fund did not have any investments transfer between investment levels.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

  Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

  Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2015

Notes to Financial Statements (unaudited) (cont'd)

the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in investments and foreign currency translations in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

  A significant portion of the Fund's net assets consist of securities of issuers located in emerging markets, which are denominated in foreign currencies. Such securities may be concentrated in a limited number of countries and regions and may vary throughout the year. Changes in currency exchange rates will affect the value of and investment income from foreign currency denominated securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than U.S. securities. In addition, emerging market issuers may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

4.  Structured Investments: The Fund invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular time, may be unable to find qualified buyers for these securities.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2015

Notes to Financial Statements (unaudited) (cont'd)

with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

  Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

  Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

  Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed. As of April 30, 2015, the Fund did not have any open foreign currency forward exchange contracts.

  FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2015

Notes to Financial Statements (unaudited) (cont'd)

  The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of April 30, 2015.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$2,910
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(7,251)

  The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the six months ended April 30, 2015 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$109
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(4,341)

  At April 30, 2015, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(a) (000)	Liabilities(a) (000)
Foreign Currency Forward Exchange Contracts	$2,910	$(7,251)

  (a)Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

  The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2015

Notes to Financial Statements (unaudited) (cont'd)

between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

  The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of April 30, 2015.

Gross Amounts Not Offset in the Statement of Assets and Liabilities

Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
JPMorgan Chase Bank NA	$2,910	$(2,910)	$—	$0

Gross Amounts Not Offset in the Statement of Assets and Liabilities

Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
JPMorgan Chase Bank NA	$7,251	$(2,910)	$—	$4,341

  For the six months ended April 30, 2015, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:

Average monthly principal amount	$147,213,000

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis except where collection is in doubt and is recorded net of foreign withholding tax. Dividend income and distributions are recorded on the ex-dividend date (except for certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes.

B.  Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, calculated weekly and payable monthly, at an annual rate of 1.00% of the Fund's average weekly managed assets.

C.  Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average weekly managed assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D.  Custodian Fees: State Street (the "Custodian") and its affiliates serve as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2015

Notes to Financial Statements (unaudited) (cont'd)

maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E.  Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended October 31, 2014 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2014 and 2013 was as follows:

2014 Distributions Paid From:			2013 Distributions Paid From:
Ordinary Income (000)	Long-term Capital Gain (000)	Paid-in Capital (000)	Ordinary Income (000)	Long-term Capital Gain (000)
$35,096	$36,014	$45,611	$72,155	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions, the timing of the deductibility of certain expenses and the recognition of premium amortization.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, distribution redesignations, nondeductible expenses, premium amortization adjustments for certain securities sold and a net operating loss, resulted in the following reclassifications among the components of net assets at October 31, 2014:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$(84,823)	$159,386	$(74,563)

At October 31, 2014, the Fund had no distributable earnings on a tax basis.

At April 30, 2015, the aggregate cost for Federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2015

Notes to Financial Statements (unaudited) (cont'd)

$2,100,000 and the aggregate gross unrealized depreciation is approximately $226,108,000 resulting in net unrealized depreciation of approximately $224,008,000.

At October 31, 2014, the Fund had available for Federal income tax purposes unused short term and long term capital losses of approximately $7,485,000 and $10,488,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the stockholders.

The amount of net investment income to be paid by the Fund is determined in accordance with federal income tax regulations. It is possible that all or a portion of the Fund's fiscal year 2015 dividend may be a return of capital and that determination cannot yet be made.

F.  Security Transactions and Transactions with Affiliates: For the six months ended April 30, 2015, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $252,817,000 and $278,704,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended April 30, 2015.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the six months ended April 30, 2015, advisory fees paid were reduced by approximately $16,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the six months ended April 30, 2015 is as follows:

Value October 31, 2014 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value April 30, 2015 (000)
$71,792	$165,307	$226,167	$14,000	$10,932

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

G.  Credit Facility: The Fund will use the proceeds from the use of leverage to purchase additional securities consistent with the Fund's investment objectives, policies and strategies. The Fund has entered into an agreement with State Street as Administrative Agent and sole lender to provide a revolving line of credit facility ("facility") in the amount of $400,000,000. The loans under the facility will bear interest at the rate of LIBOR for the applicable interest period plus a spread. The facility also has a commitment fee of 0.10% of the unused portion of the facility. The average borrowings and interest rate for the six months ended April 30, 2015 were approximately $376,409,000 and 1.47%, respectively. During the same period, the Fund incurred approximately $2,773,000 in interest expense associated with the outstanding loans.

H.  Other: On January 10, 2008, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund's shares trade

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2015

Notes to Financial Statements (unaudited) (cont'd)

from their NAV per share. During the six months ended April 30, 2015, the Fund repurchased 887,323 of its shares at an average discount of 12.80% from NAV. Since the inception of the program, the Fund has repurchased 4,389,852 of its shares at an average discount of 14.75% from NAV. The Directors regularly monitor the Fund's share repurchase program as part of their review and consideration of the Fund's premium/discount history. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Directors.

I.  Results of Annual Meeting of Stockholders:  On June 16, 2015, an annual meeting of the Fund's stockholders was held for the following matter, the results of which were as follows:

Election of Directors by all stockholders:

	For	Against
Michael Bozic	51,554,684	6,498,579
Nancy C. Everett	52,607,060	5,446,203
Michael F. Klein	51,506,082	6,547,181
W. Allen Reed	51,538,314	6,514,949

For More Information About Portfolio Holdings

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the Fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund makes portfolio holdings information available by providing the information on its public website, www.morganstanley.com/im. The Fund provides a complete schedule of portfolio holdings on the public website on a monthly basis at least 15 calendar days after month-end. You may obtain copies of the Fund's monthly website postings, by calling toll free 1(800) 231-2608.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2015

Notes to Financial Statements (unaudited) (cont'd)

Proxy Voting Policy and Procedures and Proxy Voting Record

A copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling toll free 1(800) 231-2608 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's web site at www.sec.gov.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2015

Portfolio Management (unaudited)

The Fund is managed by members of the Emerging Markets Debt team. The team consists of portfolio managers, analysts and traders. The members of the team jointly and primarily responsible for the day-to-day management of the Fund are Eric J. Baurmeister, a Managing Director of the Adviser, Jens Nystedt, a Managing Director of the Adviser and Warren Mar, an Executive Director of the Adviser. Mr. Baurmeister has been associated with the Adviser in an investment management capacity since 1997. Mr. Baurmeister began managing the Fund at its inception. Mr. Nystedt has been associated with the Adviser in an investment management capacity since November 2014. Prior to November 2014, Mr. Nystedt was a Senior Global Strategist at Moore Capital Management from November 2008 to November 2014. Mr. Mar has been associated with the Adviser in an investment management capacity since August 2012. Prior to August 2012, Mr. Mar was the global head of Emerging Markets Corporate Research & Strategy at J.P. Morgan Chase from April 2004 to August 2012.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2015

Investment Policy (unaudited)

Derivatives

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund may use and their associated risks:

Foreign Currency Forward Exchange Contracts. In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that currency contracts create exposure to currencies in which the Fund's securities are not

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2015

Investment Policy (unaudited) (cont'd)

denominated. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Loan Participation Notes. The Fund may invest in loan participation notes ("LPNs"), which are interests in loans or other direct debt instruments relating to amounts owed by a corporate, governmental or other borrower to another party. LPNs are notes issued through a special purpose vehicle for the purpose of funding or acquiring a loan to final obligor. LPNs are subject to the same risks as other debt obligations, which may include credit risk, interest rate risk, liquidity risk and market risk. LPNs have limited recourse to the issuer, to the extent of the amount received by the issuer from the ultimate borrower in paying the principal and interest amounts as defined under the loan agreement. The Fund may be exposed to the credit risk of both the lender and the borrower, and may not benefit from any collateral supporting the underlying loan.

Options. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Fund. When options are purchased over-the-counter ("OTC"), the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Structured Investments. The Fund also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2015

Investment Policy (unaudited) (cont'd)

The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Swaps. The Fund may enter into OTC swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Fund's use of swaps may include those based on the credit of an underlying security, commonly referred to as "credit default swaps." Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event of the issuer of the referenced debt obligation. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

Special Risks Related to Cyber Security

The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems; compromises to networks or devices that the Fund and its service providers use to service the Fund's operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2015

Investment Policy (unaudited) (cont'd)

and its stockholders, potentially resulting in, among other things, financial losses; the inability of Fund stockholders to transact business and the Fund to process transactions; inability to calculate the Fund's NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund's investment in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

Foreign and Emerging Market Securities

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Fund's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity, and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Fund's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund's investments in such securities harder to value. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2015

Investment Policy (unaudited) (cont'd)

may be harder to value. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Fund's investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates.

Temporary Investments

The investment policies, limitations or practices of the Fund may not apply during periods of unusual or adverse market, economic, political or other conditions. Such market, economic, political or other conditions may include periods of abnormal or heightened market volatility, strained credit and/or liquidity conditions or increased governmental intervention in the markets or industries. During such periods, the Fund may not invest according to its principal investment strategies or in the manner in which its name may suggest, and may be subject to different and/or heightened risks. It is possible that such unusual or adverse conditions may continue for extended periods of time. During such periods, the Fund may, for temporary defensive purposes, reduce its holdings in debt obligations of issuers located in emerging markets countries that are denominated in the local currency and invest in certain liquid short-term (less than one year to maturity) and medium-term (not greater than five years to maturity) debt securities or hold cash. The short-term and medium-term debt securities in which the Fund may invest consist of (a) obligations of the U.S., emerging market or other foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any other currency issued by various governments or international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of United States, emerging market or other foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities. The Fund intends to invest for temporary defensive purposes only in short-term and medium-term debt securities that the Adviser believes to be of high quality, i.e., subject to relatively low risk of loss of interest or principal (there is currently no rating system for debt securities in certain emerging market countries in which the Fund may invest).

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2015

Dividend Reinvestment Plan (unaudited)

Pursuant to the Dividend Reinvestment Plan (the Plan), each stockholder will be deemed to have elected, unless Computershare Trust Company, N.A. (the Plan Agent) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares.

Dividend and capital gain distributions (Distribution) will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a Distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent's fees for the reinvestment of a Distribution will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have Distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.
Computershare Trust Company, N.A.
P.O. Box 30170
College Station, Texas 77842
1 (800) 231-2608

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2015

U.S. Privacy Policy (unaudited)

An Important Notice Concerning Our U.S. Privacy Policy

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1. What Personal Information Do We Collect From You?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2015

U.S. Privacy Policy (unaudited) (cont'd)

about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2. When Do We Disclose Personal Information We Collect About You?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

a. Information We Disclose to Affiliated Companies. We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2015

U.S. Privacy Policy (unaudited) (cont'd)

4. How Can You Limit Our Sharing Certain Personal Information About You With Our Affiliated Companies for Eligibility Determination?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5. How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 231-2608
Monday–Friday between 8:30a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Computershare Trust Company, N.A.
c/o Privacy Coordinator
P.O. Box 30170
College Station, Texas 77842

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2015

U.S. Privacy Policy (unaudited) (cont'd)

you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7. What if an affiliated company becomes a nonaffiliated third party?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

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Item 2.  Code of Ethics.

Not applicable for semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to annual reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

REGISTRANT PURCHASE OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
November 2014	563,832		N/A	N/A
December 2014	197,465		N/A	N/A
January 2015	82,342		N/A	N/A
February 2015	43,684		N/A	N/A
March 2015	—		N/A	N/A
April 2015	—		N/A	N/A
Total	887,323	$11.40	N/A	N/A

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Trust’s/Fund’s principal executive officer and principal financial officer have concluded that the Trust’s/Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust/Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics — Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
June 19, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
June 19, 2015

/s/ Francis Smith
Francis Smith
Principal Financial Officer
June 19, 2015